Vanguard® Variable Annuity

Issued by

Peoples Benefit Life Insurance Company

Supplement dated August 8, 2003

to the

Prospectus dated 5/1/2003

The board of trustees of Vanguard Variable Insurance Fund has adopted a new multimanager structure for the Equity Income Portfolio, reallocating the Portfolio’s assets between two new investment advisers: Wellington Management Company, LLP, which will manage about 60% of the Portfolio’s assets, and The Vanguard Group, Inc., through its Quantitative Equity Group, which will manage about 40% of the Portfolio’s assets. As part of the reallocation, Newell Associates will no longer manage a portion of the Portfolio’s assets. There will be no change to the Portfolio’s investment objective and primary risk. Additionally, the Portfolio’s Total Annual Portfolio Operating Expenses (0.37%) are not expected to change materially as a result of the change to a multimanager approach.

PS64 082003